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                                                                    Exhibit 10.9


                              AMIS HOLDINGS, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                  CLASS A COMMON STOCK OF AMIS HOLDINGS, INC.

NO. W-[  ]                                                   WARRANT TO PURCHASE
                                                                [       ] SHARES

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER
                 THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
                  STATE SECURITIES LAWS AND MAY NOT BE OFFERED
                  OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS
                   SECURITY IS ALSO SUBJECT TO (A) ADDITIONAL
                   RESTRICTIONS ON TRANSFER, VOTING AND OTHER
                   MATTERS AS SET FORTH IN THE SHAREHOLDERS'
                    AGREEMENT (AS HEREIN DEFINED) AND (B) AN
                       AGREEMENT FOR PURCHASE AND SALE OF
                SECURITIES DATED AS OF JUNE 26, 2002, AMONG THE
                  COMPANY, THE ORIGINAL HOLDER HEREOF AND THE
                             OTHER PARTIES THERETO.

DATE OF ISSUANCE: JUNE 26, 2002

     For value received, AMIS HOLDINGS, INC., a Delaware corporation (the "Company"), hereby grants to FP-MCCARTNEY, L.L.C., a Delaware limited liability company, or its transferees and assigns (the "Purchaser"), the right to purchase
from the Company a total of [         ] Warrant Shares (as defined herein) at a
price per share of $0.01 (the "Initial Exercise Price"). This Warrant is one of the warrants (the "Warrant") issued pursuant to the terms of the Agreement for Purchase and Sale of Securities, dated as of June 26, 2002 among, the Company, the Purchaser and the other parties thereto (the "Purchase Agreement") and subject to the Shareholders' Agreement, dated as of December 21, 2000 among the Company, the Purchaser and the other parties thereto (the "Shareholders' Agreement"). The Initial Exercise Price and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Article IV hereof.

     This Warrant is subject to the following provisions:

                                   ARTICLE I

                              Exercise of Warrant.

     1.1. Exercise Period. The purchase rights represented by this Warrant may be exercised, in whole or in part, at any time and from time to time after the date hereof to and including 5:00
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p.m., New York time, on June 26, 2012 or, if such day is not a Business Day, on the next preceding Business Day (the "Exercise Period"), subject to Section 2.5 hereof.

     1.2. Exercise Procedure.

          (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in Section 1.3, executed by the Purchaser;

          (b)       this Warrant;

          (c) if the Purchaser is not the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II attached hereto evidencing the assignment of this Warrant to the Purchaser; and

          (d) either (i) a check or wire transfer payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2.1) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of securities of the Company having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities or preferred stock shall be the principal amount thereof plus accrued and unpaid interest or dividends thereon and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price.

          (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten (10) days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to the provisions of Article XIII hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

          (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; proved, however, that the Company shall not be required

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to pay any taxes in respect of the Warrant or Warrant Shares, with respect to any transfer of the Warrants, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

     (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect. In the event that the Company fails to comply with its obligations set forth in the foregoing sentence, the Purchaser may (but shall not be obligated to) purchase Warrant Shares hereunder at par value, and the Company shall be obligated to reimburse the Purchaser for the aggregate amount of consideration paid in connection with such exercise in excess of the Exercise Price then in effect.

     (vi) The Company and the Registered Holder (or any Purchaser) shall assist and cooperate with each other if either is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

     (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

     (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, full paid and nonassessable and free from all taxes, liens and charges except those created by actions of the holder hereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     (ix) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Purchaser's option and upon surrender of this Warrant by such Purchaser as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Purchaser (or as otherwise specified by such Purchaser) a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Purchaser has specified.

     (x) The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporation in a jurisdiction other than

Delaware, amending its certificate or articles of incorporation or through any Organic Change (as defined in Section 2.5), issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of terms of this Warrant or impair or diminish its value (except for any action which ratably affects all Warrant Shares and shares of Class A Common), but shall at all times in good faith assist in the carrying out of all such terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) use all reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (b) not undertake any reverse stock split, combination, reorganization, or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Class A Common. The effectiveness of this paragraph (x) of Section 1.2 shall terminate upon the exercise in full or the cancellation of this Warrant.

     1.3. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth as Exhibit I attached hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

                                   ARTICLE II

               Adjustment of Exercise Price and Number of Shares.

     2.1. Adjustments Generally. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Article II (as so adjusted, the "Exercise Price"), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Article II; provided, however, that there shall be no adjustment to the Exercise Price or to the number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Article II (an "Adjustment"), unless and until such Adjustment, together with any previous Adjustments to the Exercise Price or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

     2.2. Adjustment of Exercise Price and Number of Shares upon Issuance of Class A Common.

          (i) If and when, on or after the date hereof, the Company issues or sells, or in accordance with Section 2.3 is deemed to have issued or sold (other than pursuant to a Permitted Issuance, as described in Section 2.5 or as described in Section 2.3) any shares of Class A Common for a per share consideration that is less than the per share Fair Market Value of the Class A Common determined as of the date of such issuance or sale, then immediately upon such issuance or sale, the Exercise Price shall be reduced to equal the amount determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (x) the number of shares of Class A Common Deemed

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Outstanding immediately prior to such issuance or sale multiplied by the Fair
Market Value of the Class A Common determined as of the date of such issuance or sale, and (y) the consideration, if any, received by the Company upon such issuance or sale, and the denominator of which will be the product derived by multiplying such Fair Market Value of the Class A Common by the number of shares of Class A Common Deemed Outstanding immediately after such issuance or sale.

          (ii) Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For the purposes of this Section 2.2, the calculation of the number of shares of Class A Common Deemed Outstanding shall exclude the Warrant Shares.

     2.3 Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 2.2., the following provisions shall be applicable:

          (i) Issuance of Rights or Options. If the Company grants in any manner any rights or options (other than pursuant to a Permitted Issuance) to subscribe for or to purchase Class A Common or any stock or other securities convertible into or exchangeable for Class A Common (including, without limitation, convertible common stock) (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Class A Common is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Fair Market Value of the Class A Common in effect on the date such Options are granted, then the total maximum number of shares of Class A Common issuable upon exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. for purposes of this paragraph, the "price per share for which Class A Common is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Class A Common issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Class A Common or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Class A Common upon conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (other than pursuant to a Permitted Issuance) and the price per share for which Class A Common is issuable upon the conversion or exchange of such Convertible Securities is less than the per share Fair Market Value of the Class A Common then in effect, then the maximum number of shares of Class A Common issuable upon conversion or exchange of

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such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "price per share for which Class A Common is issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Class A Common issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Class A Common upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Article II, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Conversion Rate. If either the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Class A Common shall change at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, in either case without the exercise of such Option or right, the Exercise Price then in effect and the number of Warrant Shares acquirable hereunder shall be adjusted to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (v) Calculation of Consideration Received. If any Class A Common, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Class A Common, Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any Class A Common, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Class A Common, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined by the Company, unless such consideration is paid by an Affiliate of the Company, in which case the fair value of such consideration shall be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Board of Directors of the Company and the Required Holders, whose determination shall be final and binding on the Company and all Registered Holders of the Warrant. The fees and expenses of such appraiser shall be paid by the Company.

     (vi) Integrated Transactions. Other than Permitted Issuances, in case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Option shall be deemed to have been issued for no consideration; provided, that if such other securities are debt securities (such debt securities so issued are herein referred to as the "Debt") of the Company or any of its Subsidiaries, the Option shall be deemed to have been issued for consideration equal to the excess, if any, of (a) the aggregate face amount (the "Estimated Face Amount") of debt securities with terms identical to the terms of the Debt which the Company or such Subsidiary would have had to issue had no Options been issued in connection therewith, given the prevailing market conditions at the time of the issuance of the Debt, in order to receive the same aggregate net proceeds as is actually received from the issuance of the Debt, over (b) the aggregate face amount of the Debt. The Estimated Face Amount shall be as mutually agreed between the Company and the Registered Holder or, if no such mutual agreement is reached, as set forth in the written opinion, addressed to the Registered Holder, of an investment bank of national recognition, retained by the Company and reasonably acceptable to the Registered Holder; provided, that if no such mutual agreement is reached or written opinion is received, the Estimated Face Amount shall be deemed to be zero (0); and provided, further, that the fees and expenses of such investment bank shall be borne by the Company.

     Example: If the Company issues $20 million in aggregate principal amount of 10% subordinated debentures with a 10-year maturity (and receives aggregate net proceeds of $20 million), and in connection therewith issues warrants, and in accordance with the provisions of Section 2.3(vi) of the Warrant, the Company and the Registered Holder mutually agree or an investment bank determines that the Estimated Face Amount of the subordinated debentures (with terms otherwise identical to the securities issued) would have been $21 million to the Company, had the warrants not been issued, then such warrants would be deemed to have been issued for $1 million.

          (vii) Treasury Shares. The number of shares of Class A Common outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary of the Company and the disposition of any shares so owned or held shall be considered an issue or sale of Class A Common.


          (viii) Record Date. If the Company takes a record of the holders of Class A Common for the purpose of entitling them (A) to receive a dividend or other distribution payable in Class A Common, Options, or Convertible Securities or (B) to subscribe for or purchase Class A Common, Options, or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Class A Common deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2.4 Subdivision or Combination of Class A Common. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) the Class A Common into a greater number of shares or pays a dividend or makes a distribution to holders of the Class A Common in the form of shares of Class A Common, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. Subject to clause (b) of Section 1.2(x) above, if the Company at any time combines (by reverse stock split or otherwise) the Class A Common into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

     2.5 Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Class A Common are entitled to receive (either directly or upon subsequent liquidation) stock or equity securities, in addition to any other assets or property, with respect to or in exchange for Class A Common is referred to herein as an "Organic Change". Subject to the provisions of the Shareholders Agreement, prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place. In any such case, prior to the consummation of an Organic Change, the Company shall make appropriate provision with respect to such Registered Holder's rights and interests to insure that the provisions hereof (including this Article II) shall thereafter be applicable to the Warrants. The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Registered Holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire upon exercise of Warrants. Notwithstanding the foregoing or any other provision of this Warrant, if any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Class A Common are entitled to receive assets or property other than stock or equity securities (an "Organic Non-Stock Change"), this Warrant shall, if possible, automatically net issue exercise in accordance with Section 1.2(d)(iii) immediately prior to the occurrence of such Organic Non-Stock Change or, if net issue exercise in accordance with Section 1.2(d)(iii) is not possible, then this Warrant shall expire (if not exercised) immediately prior to the occurrence of such Organic Non-Stock Change; provided however, that prior to such expiration, the Purchaser shall have the opportunity to exercise this Warrant other than in accordance with the net issue exercise provisions set forth in Section 1.2(d)(iii), and the effectiveness of such exercise may be conditioned upon the consummation of such Organic Non-Stock Change.

     2.6 Certain Events. (i) If any event occurs of the type contemplated by the provisions of this Article II but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding any Permitted Issuance), then the company's Board of Directors shall make an appropriate and equitable adjustment in the Exercise Price and the number of Warrant shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

          (ii) Concurrently with the issuance of this Warrant, the holder hereof will acquire a certain number of shares of the Series C Increasing Rate Senior Preferred Stock of the Company, par value $.01 per share (the "Increasing Rate Preferred Stock"), pursuant to the Purchase Agreement. Such shares of Increasing Rate Preferred Stock may be redeemed by the Company, from time to time, in accordance with the terms of the Increasing Rate Preferred Stock as set forth in the Certificate of Incorporation of the Company, as amended. In the event that such Increasing Rate Preferred Stock has not been redeemed by the Company in full on or prior to the date which is six months after the date hereof, the number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares equal to the product of (x) the total number of Warrant Shares acquirable on the date hereof upon exercise of this Warrant, multiplied by (y) 2.176.

     2.7  Notices.

          (i) Promptly, upon any adjustment of the Exercise Price (but in no event later than three (3) days after the day on which such adjustment occurs), the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least thirty (30) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Class A Common, (B) with respect to any pro rata subscription offer to holders of Class A Common, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holder at least thirty (30) days prior to the date on which any Organic Change, dissolution, or liquidation shall take place.


                                  ARTICLE III

                                 Other Rights.

          The Company and the Registered Holder hereby acknowledge and agree that this Warrant is a "Company Security," as such term is defined in the Shareholders' Agreement and the holder hereof is an "Institutional Holder" or a "Permitted Transferee" of such Institutional Holder, as such terms are defined in the Shareholders' Agreement, and as such, subject to the terms, conditions, rights and obligations contained in the Shareholders' Agreement applicable to the Company Securities of such Institutional Shareholder or its Permitted Transferees.

                                   ARTICLE IV

                                  Definitions.

The following terms have the meanings set forth below:

     4.1. "Affiliate", means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided however that no security holder of the Company shall be deemed an Affiliate of any other security holder solely by reason of any investment in the Company. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     4.2. "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco or New York City are authorized by law to close.

     4.3. "Capital Stock" means (a) any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     4.4. "Class A Common" means the Company's Class A Common Stock, $0.01 par value per share and any securities into which such Class A Common is hereafter converted or exchanged.

     4.5. "Common Stock" means, collectively, the Class A Common, the Class B Common Stock of the Company and any securities into which such Class A Common or Class B Common Stock is hereafter converted or exchanged.

     4.6. "Class A Common Deemed Outstanding" means, at any given time, the number of shares of Class A Common actually outstanding at such time, plus the number of shares of Class A Common deemed to be outstanding pursuant to Section 2.3(i) or 2.3(ii) hereof.

     4.7. "Fair Market Value" means (i) the average of the closing sales prices of the applicable class of Common Stock on all domestic securities exchanges on which the applicable class of Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on any day the applicable class of Common Stock is not so listed, the sales price for the applicable class of Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of twenty-one
(21) trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day.

Notwithstanding the foregoing, if at any time of determination either (x) the applicable class of Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and is not listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. A majority of the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

     4.8. "Initial Exercise Price" means $0.01 per Warrant Share, such Initial Exercise Price to be adjusted from time to time as provided herein.

     4.9. "Permitted Issuance" means any issuance by the Company of any shares of Series A Senior Preferred Stock of the Company, par value $.01 per share, or Series B Junior Preferred Stock of the Company, par value $.01 per share, or any issuance of securities of the Company (a) on or prior to the date hereof; (b) upon exercise of this Warrant, any other Warrants issued pursuant to the Purchase Agreement or Warrant No. W-1 issued to GA-TEK Inc. on December 21, 2000; (c) upon the conversion or exchange of any shares of any class of Common Stock into another class of Common Stock; (d) pursuant to an underwritten offering of Class A Common registered under the Securities Act of 1933, as amended; (e) to officers, directors, or employees of, or consultants to, the Company pursuant to a stock grant, option plan, purchase plan or other stock incentive program or arrangement approved by the Company's Board of Directors;
(f) pursuant to an equipment lease or bank financing transaction approved by the Company's Board of Directors; (g) upon conversion of any shares of the Company's Series B Junior Preferred Stock into Common Stock; or (h) in connection with an Organic Change or an issuance of shares of equity securities of the Company in connection with a merger or acquisition transaction approved by the Board of Directors of the Company.

     4.10. "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

     4.11. "Registered Holder" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to the provisions of Article XII.

     4.12. "Required Holders" means the holders of a majority of the purchase rights represented by the Warrants issued pursuant to the Purchase Agreement as originally issued which remain outstanding and unexercised.

     4.13. "Shareholders' Agreement" means the agreement referred to as such in the first paragraph hereof.

     4.14. "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     4.15. "Warrant Shares" means shares of the Company's Class A Common upon exercise of the Warrant; provided, that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

                                   ARTICLE V

                  No Voting Rights; Limitations of Liability.

     This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

                                   ARTICLE VI

                                Transferability.

     Subject to the terms of the Shareholders' Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) and joinder to the Shareholders' Agreement (in the form of Exhibit III hereto) at the principal office of the Company. The Registered Holder agrees that it will not sell, transfer, or otherwise dispose of any Warrant Shares, in whole or in part, except in accordance with the terms of the Shareholders' Agreement and the joinder to the Shareholders' Agreement executed by such Registered Holder. Each certificate evidencing the Warrant Shares issued upon such transfer shall bear the restrictive legends required by the Shareholders' Agreement, to the extent required therein.

                                  ARTICLE VII

               Warrant Exchangeable for Different Denominations.

     This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Class A Common. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

                                  ARTICLE VIII

                                   Exchange.

     In the event that it becomes unlawful or, in the reasonable judgment of any Registered Holder of this Warrant, unduly burdensome by reason of a change in legal or regulatory considerations or the interpretation thereof affecting the ability of financial institutions or their affiliates to hold equity securities, or any material change (including a reduction in the number of shares of Class A Common outstanding) in the capital structure of the Company, to hold any or all of the Warrant or Warrant Shares, the Registered Holder of this Warrant shall have the right to (to the extent permitted by applicable law and subject to any restrictions contained in (i) the Shareholders' Agreement or
(ii) the Credit Agreement dated as of December 21, 2000, among the Company, AMI Semiconductor, Inc., the Lenders named therein and Credit Suisse First Boston, as administrative agent and collateral agent, as amended, and as such agreement may be further amended, restated, supplemented, replaced, renewed, extended, or otherwise modified from time to time) require all or part of such Registered Holder's Warrant or Warrant Shares to be exchanged for nonvoting stock or similar interests that convey equivalent economic benefits to such Warrant or Warrant Shares and include, in the case of the Warrant, equivalent anti-dilution protection. Any such exchange shall occur as soon as practicable but in any event within sixty (60) days after written notice by the Registered Holder of this Warrant to the Company (or such earlier date if required to comply with applicable law).

                                   ARTICLE IX

                                  Replacement.

     Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

                                   ARTICLE X

                                    Notices.

     Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices, and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).


                                   ARTICLE XI

                             Amendment and Waiver.

     Except as otherwise provided herein, the provisions of the Warrant may be amended if and only if such amendment is in writing and signed by the Required Holders and by the Company, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company has obtained the prior written consent of the Required Holders.

                                  ARTICLE XII

                               Warrant Register.

     The Company shall remain at its principal executive offices books for the registration and the registration of transfer of the Warrant. The Company may deem and treat the Registered Holder as the absolute owner hereof
(notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                                  ARTICLE XIII

                              Fractions of Shares

     The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

                                  ARTICLE XIV

                      Descriptive Headings; Governing Law.

     The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR THE CONFLICTS OF LAWS OR RULES OF SUCH STATE.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer to be dated as of the date hereof.

                                        AMIS HOLDINGS, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Brent D. Jensen
                                             Title: Chief Financial Officer

Acknowledged and Agreed:

PURCHASER

By:
     -------------------------------
     Name:
     Title:

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer to be dated as of the date hereof.

                                        AMIS HOLDINGS, INC.

                                        By:
                                             ----------------------------
                                             Name:
                                             Title:


Acknowledged and Agreed:


PURCHASER

By:
     ----------------------------
     Name: David T. Ignale
     Title: Vice President

                                                                       EXHIBIT I


                               EXERCISE AGREEMENT


To:                                          Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-_____), hereby agrees to subscribe for the purchase of ________ Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                        Signature
                                                  ------------------------------

                                        Address
                                                  ------------------------------

                                                                      EXHIBIT II

                                   ASSIGNMENT

          FOR VALUE RECEIVED,                                 hereby sells,
assigns and transfers all of the rights of the undersigned under the attached
Warrant (Certificate No. W-   ) with respect to the number of the Warrant Shares
covered thereby set forth below, unto:

Names of Assignee                       Address                       No. of Shares
-----------------                       -------                       -------------






Dated:                                  Signature ------------------------------

                                                  ------------------------------

                                        Witness   ------------------------------

                                                                     EXHIBIT III

                   FORM OF JOINDER TO SHAREHOLDERS' AGREEMENT

          This Joinder Agreement (this "Joinder Agreement") is made as of the date written below by the undersigned (the "Joining Party") in accordance with the Shareholders' Agreement dated as of December 21, 2000 (the "Shareholders' Agreement") among AMIS Holdings, Inc., FP-McCartney, L.L.C., TBW LLC and GA-TEK, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

          The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall hold Company Securities as a Permitted Transferee and shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: -------------------


                              [JOINING PARTY]

                              By:  -------------------------------
                                   Name:
                                   Title:

                              Address for Notices:

                                   -------------------------------

                                   -------------------------------

                                   -------------------------------

                                   -------------------------------

                              AMIS HOLDINGS, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                  CLASS A COMMON STOCK OF AMIS HOLDINGS, INC.

NO. W-[    ]                                                 WARRANT TO PURCHASE
                                                               [        ] SHARES

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER
                 THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
                  STATE SECURITIES LAWS AND MAY NOT BE OFFERED
                  OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS
                   SECURITY IS ALSO SUBJECT TO (A) ADDITIONAL
                   RESTRICTIONS ON TRANSFER, VOTING AND OTHER
                   MATTERS AS SET FORTH IN THE SHAREHOLDERS'
                    AGREEMENT (AS HEREIN DEFINED) AND (B) AN
                       AGREEMENT FOR PURCHASE AND SALE OF
                SECURITIES DATED AS OF JUNE 26, 2002, AMONG THE
                  COMPANY, THE ORIGINAL HOLDER HEREOF AND THE
                             OTHER PARTIES THERETO.

DATE OF ISSUANCE: JUNE 26, 2002

     For value received, AMIS HOLDINGS, INC., a Delaware corporation (the "Company"), hereby grants to CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P., a Delaware limited partnership, or its transferees and assigns (the
"Purchaser"), the right to purchase from the Company a total of [        ]
Warrant Shares (as defined herein) at a price per share of $0.01 (the "Initial Exercise Price"). This Warrant is one of the warrants (the "Warrant") issued pursuant to the terms of the Agreement for Purchase and Sale of Securities, dated as of June 26, 2002 among, the Company, the Purchaser and the other parties thereto (the "Purchase Agreement") and subject to the Shareholders' Agreement, dated as of December 21, 2000 among the Company, the Purchaser and the other parties thereto (the "Shareholders' Agreement"). The Initial Exercise Price and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Article IV hereof.

     This Warrant is subject to the following provisions:

                                   ARTICLE I

                              Exercise of Warrant.

     1.1. Exercise Period. The purchase rights represented by this Warrant may be exercised, in whole or in part, at any time and from time to time after the date hereof to and including 5:00 p.m., New York time, on June 26, 2012 or, if such day is not a Business Day, on the next preceding Business Day (the "Exercise Period"), subject to Section 2.5 hereof.

     1.2. Exercise Procedure.

          (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in Section 1.3, executed by the Purchaser;

          (b)       this Warrant;

          (c) if the Purchaser is not the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II attached hereto evidencing the assignment of this Warrant to the Purchaser; and

          (d) either (i) a check or wire transfer payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2.1) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of securities of the Company having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities or preferred stock shall be the principal amount thereof plus accrued and unpaid interest or dividends thereon and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price.

          (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten (10) days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to the provisions of Article XIII hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

          (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; proved, however, that the Company shall not be required to pay any taxes in respect of the Warrant or Warrant Shares, with respect to any transfer of the Warrants, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

     (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect. In the event that the Company fails to comply with its obligations set forth in the foregoing sentence, the Purchaser may (but shall not be obligated to) purchase Warrant Shares hereunder at par value, and the Company shall be obligated to reimburse the Purchaser for the aggregate amount of consideration paid in connection with such exercise in excess of the Exercise Price then in effect.

     (vi) The Company and the Registered Holder (or any Purchaser) shall assist and cooperate with each other if either is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

     (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

     (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, full paid and nonassessable and free from all taxes, liens and charges except those created by actions of the holder hereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     (ix) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Purchaser's option and upon surrender of this Warrant by such Purchaser as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Purchaser (or as otherwise specified by such Purchaser) a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Purchaser has specified.

     (x) The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporation in a jurisdiction other than

Delaware, amending its certificate or articles of incorporation or through any Organic Change (as defined in Section 2.5), issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of terms of this Warrant or impair or diminish its value (except for any action which ratably affects all Warrant Shares and shares of Class A Common), but shall at all times in good faith assist in the carrying out of all such terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) use all reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (b) not undertake any reverse stock split, combination, reorganization, or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Class A Common. The effectiveness of this paragraph (x) of Section 1.2 shall terminate upon the exercise in full or the cancellation of this Warrant.

     1.3. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth as Exhibit I attached hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

                                   ARTICLE II

               Adjustment of Exercise Price and Number of Shares.

     2.1. Adjustments Generally. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Article II (as so adjusted, the "Exercise Price"), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Article II; provided, however, that there shall be no adjustment to the Exercise Price or to the number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Article II (an "Adjustment"), unless and until such Adjustment, together with any previous Adjustments to the Exercise Price or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

     2.2. Adjustment of Exercise Price and Number of Shares upon Issuance of Class A Common.

          (i) If and when, on or after the date hereof, the Company issues or sells, or in accordance with Section 2.3 is deemed to have issued or sold (other than pursuant to a Permitted Issuance, as described in Section 2.5 or as described in Section 2.3) any shares of Class A Common for a per share consideration that is less than the per share Fair Market Value of the Class A Common determined as of the date of such issuance or sale, then immediately upon such issuance or sale, the Exercise Price shall be reduced to equal the amount determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (x) the number of shares of Class A Common Deemed

Outstanding immediately prior to such issuance or sale multiplied by the Fair Market Value of the Class A Common determined as of the date of such issuance or sale, and (y) the consideration, if any, received by the Company upon such issuance or sale, and the denominator of which will be the product derived by multiplying such Fair Market Value of the Class A Common by the number of shares of Class A Common Deemed Outstanding immediately after such issuance or sale.

          (ii) Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For the purposes of this Section 2.2, the calculation of the number of shares of Class A Common Deemed Outstanding shall exclude the Warrant Shares.

     2.3 Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 2.2., the following provisions shall be applicable:

          (i) Issuance of Rights or Options. If the Company grants in any manner any rights or options (other than pursuant to a Permitted Issuance) to subscribe for or to purchase Class A Common or any stock or other securities convertible into or exchangeable for Class A Common (including, without limitation, convertible common stock) (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Class A Common is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Fair Market Value of the Class A Common in effect on the date such Options are granted, then the total maximum number of shares of Class A Common issuable upon exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Class A Common is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Class A Common issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Class A Common or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Class A Common upon conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (other than pursuant to a Permitted Issuance) and the price per share for which Class A Common is issuable upon the conversion or exchange of such Convertible Securities is less than the per share Fair Market Value of the Class A Common then in effect, then the maximum number of shares of Class A Common issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "price per share for which Class A Common is issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Class A Common issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Class A Common upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Article II, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Conversion Rate. If either the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Class A Common shall change at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, in either case without the exercise of such Option or right, the Exercise Price then in effect and the number of Warrant Shares acquirable hereunder shall be adjusted to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (v) Calculation of Consideration Received. If any Class A Common, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Class A Common, Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any Class A Common, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Class A Common, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined by the Company, unless such consideration is paid by an Affiliate of the Company, in which case the fair value of such consideration shall be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Board of Directors of the Company and the Required Holders, whose determination shall be final and binding on the Company and all Registered Holders of the Warrant. The fees and expenses of such appraiser shall be paid by the Company.

     (vi) Integrated Transactions. Other than Permitted Issuances, in case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Option shall be deemed to have been issued for no consideration; provided, that if such other securities are debt securities (such debt securities so issued are herein referred to as the "Debt") of the Company or any of its Subsidiaries, the Option shall be deemed to have been issued for consideration equal to the excess, if any, of (a) the aggregate face amount (the "Estimated Face Amount") of debt securities with terms identical to the terms of the Debt which the Company or such Subsidiary would have had to issue had no Options been issued in connection therewith, given the prevailing market conditions at the time of the issuance of the Debt, in order to receive the same aggregate net proceeds as is actually received from the issuance of the Debt, over (b) the aggregate face amount of the Debt. The Estimated Face Amount shall be as mutually agreed between the Company and the Registered Holder or, if no such mutual agreement is reached, as set forth in the written opinion, addressed to the Registered Holder, of an investment bank of national recognition, retained by the Company and reasonably acceptable to the Registered Holder; provided, that if no such mutual agreement is reached or written opinion is received, the Estimated Face Amount shall be deemed to be zero (0); and provided, further, that the fees and expenses of such investment bank shall be borne by the Company.

     Example: If the Company issues $20 million in aggregate principal amount of 10% subordinated debentures with a 10-year maturity (and receives aggregate net proceeds of $20 million), and in connection therewith issues warrants, and in accordance with the provisions of Section 2.3(vi) of the Warrant, the Company and the Registered Holder mutually agree or an investment bank determines that the Estimated Face Amount of the subordinated debentures (with terms otherwise identical to the securities issued) would have been $21 million to the Company, had the warrants not been issued, then such warrants would be deemed to have been issued for $1 million.

          (vii) Treasury Shares. The number of shares of Class A Common outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary of the Company and the disposition of any shares so owned or held shall be considered an issue or sale of Class A Common.


          (viii) Record Date. If the Company takes a record of the holders of Class A Common for the purpose of entitling them (A) to receive a dividend or other distribution payable in Class A Common, Options, or Convertible Securities or (B) to subscribe for or purchase Class A Common, Options, or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Class A Common deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2.4 Subdivision or Combination of Class A Common. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) the Class A Common into a greater number of shares or pays a dividend or makes a distribution to holders of the Class A Common in the form of shares of Class A Common, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. Subject to clause (b) of Section 1.2(x) above, if the Company at any time combines (by reverse stock split or otherwise) the Class A Common into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

     2.5 Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Class A Common are entitled to receive (either directly or upon subsequent liquidation) stock or equity securities, in addition to any other assets or property, with respect to or in exchange for Class A Common is referred to herein as an "Organic Change". Subject to the provisions of the Shareholders Agreement, prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place. In any such case, prior to the consummation of an Organic Change, the Company shall make appropriate provision with respect to such Registered Holder's rights and interests to insure that the provisions hereof (including this Article II) shall thereafter be applicable to the Warrants. The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Registered Holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire upon exercise of Warrants. Notwithstanding the foregoing or any other provision of this Warrant, if any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Class A Common are entitled to receive assets or property other than stock or equity securities (an "Organic Non-Stock Change"), this Warrant shall, if possible, automatically net issue exercise in accordance with Section 1.2(d)(iii) immediately prior to the occurrence of such Organic Non-Stock Change or, if net issue exercise in accordance with Section 1.2(d)(iii) is not possible, then this Warrant shall expire (if not exercised) immediately prior to the occurrence of such Organic Non-Stock Change; provided however, that prior to such expiration, the Purchaser shall have the opportunity to exercise this Warrant other than in accordance with the net issue exercise provisions set forth in Section 1.2(d)(iii), and the effectiveness of such exercise may be conditioned upon the consummation of such Organic Non-Stock Change.

     2.6 Certain Events. (i) If any event occurs of the type contemplated by the provisions of this Article II but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding any Permitted Issuance), then the company's Board of Directors shall make an appropriate and equitable adjustment in the Exercise Price and the number of Warrant shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

          (ii) Concurrently with the issuance of this Warrant, the holder hereof will acquire a certain number of shares of the Series C Increasing Rate Senior Preferred Stock of the Company, par value $.01 per share (the "Increasing Rate Preferred Stock"), pursuant to the Purchase Agreement. Such shares of Increasing Rate Preferred Stock may be redeemed by the Company, from time to time, in accordance with the terms of the Increasing Rate Preferred Stock as set forth in the Certificate of Incorporation of the Company, as amended. In the event that such Increasing Rate Preferred Stock has not been redeemed by the Company in full on or prior to the date which is six months after the date hereof, the number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares equal to the product of (x) the total number of Warrant Shares acquirable on the date hereof upon exercise of this Warrant, multiplied by (y) 2.176.

     2.7  Notices.

          (i) Promptly, upon any adjustment of the Exercise Price (but in no event later than three (3) days after the day on which such adjustment occurs), the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least thirty (30) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Class A Common, (B) with respect to any pro rata subscription offer to holders of Class A Common, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holder at least thirty (30) days prior to the date on which any Organic Change, dissolution, or liquidation shall take place.


                                  ARTICLE III

                                 Other Rights.

          The Company and the Registered Holder hereby acknowledge and agree that this Warrant is a "Company Security," as such term is defined in the Shareholders' Agreement and the holder hereof is an "Institutional Holder" or a "Permitted Transferee" of such Institutional Holder, as such terms are defined in the Shareholders' Agreement, and as such, subject to the terms, conditions, rights and obligations contained in the Shareholders' Agreement applicable to the Company Securities of such Institutional Shareholder or its Permitted Transferees.

                                   ARTICLE IV

                                  Definitions.

The following terms have the meanings set forth below:

     4.1. "Affiliate", means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided however that no security holder of the Company shall be deemed an Affiliate of any other security holder solely by reason of any investment in the Company. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     4.2. "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco or New York City are authorized by law to close.

     4.3. "Capital Stock" means (a) any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     4.4. "Class A Common" means the Company's Class A Common Stock, $0.01 par value per share and any securities into which such Class A Common is hereafter converted or exchanged.

     4.5. "Common Stock" means, collectively, the Class A Common, the Class B Common Stock of the Company and any securities into which such Class A Common or Class B Common Stock is hereafter converted or exchanged.

     4.6. "Class A Common Deemed Outstanding" means, at any given time, the number of shares of Class A Common actually outstanding at such time, plus the number of shares of Class A Common deemed to be outstanding pursuant to Section 2.3(i) or 2.3(ii) hereof.

     4.7. "Fair Market Value" means (i) the average of the closing sales prices of the applicable class of Common Stock on all domestic securities exchanges on which the applicable class of Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on any day the applicable class of Common Stock is not so listed, the sales price for the applicable class of Common Stock as of 4:00 P.M., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of twenty-one
(21) trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day.

Notwithstanding the foregoing, if at any time of determination either (x) the applicable class of Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and is not listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. A majority of the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

     4.8. "Initial Exercise Price" means $0.01 per Warrant Share, such Initial Exercise Price to be adjusted from time to time as provided herein.

     4.9. "Permitted Issuance" means any issuance by the Company of any shares of Series A Senior Preferred Stock of the Company, par value $.01 per share, or Series B Junior Preferred Stock of the Company, par value $.01 per share, or any issuance of securities of the Company (a) on or prior to the date hereof; (b) upon exercise of this Warrant, any other Warrants issued pursuant to the Purchase Agreement or Warrant No. W-1 issued to GA-TEK Inc. on December 21, 2000; (c) upon the conversion or exchange of any shares of any class of Common Stock into another class of Common Stock; (d) pursuant to an underwritten offering of Class A Common registered under the Securities Act of 1933, as amended; (e) to officers, directors, or employees of, or consultants to, the Company pursuant to a stock grant, option plan, purchase plan or other stock incentive program or arrangement approved by the Company's Board of Directors;
(f) pursuant to an equipment lease or bank financing transaction approved by the Company's Board of Directors; (g) upon conversion of any shares of the Company's Series B Junior Preferred Stock into Common Stock; or (h) in connection with an Organic Change or an issuance of shares of equity securities of the Company in connection with a merger or acquisition transaction approved by the Board of Directors of the Company.

     4.10. "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

     4.11. "Registered Holder" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to the provisions of Article XII.

     4.12. "Required Holders" means the holders of a majority of the purchase rights represented by the Warrants issued pursuant to the Purchase Agreement as originally issued which remain outstanding and unexercised.

     4.13. "Shareholders' Agreement" means the agreement referred to as such in the first paragraph hereof.

     4.14. "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     4.15. "Warrant Shares" means shares of the Company's Class A Common upon exercise of the Warrant; provided, that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

                                   ARTICLE V

                  No Voting Rights; Limitations of Liability.

     This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

                                   ARTICLE VI

                                Transferability.

     Subject to the terms of the Shareholders' Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) and joinder to the Shareholders' Agreement (in the form of Exhibit III hereto) at the principal office of the Company. The Registered Holder agrees that it will not sell, transfer, or otherwise dispose of any Warrant Shares, in whole or in part, except in accordance with the terms of the Shareholders' Agreement and the joinder to the Shareholders' Agreement executed by such Registered Holder. Each certificate evidencing the Warrant Shares issued upon such transfer shall bear the restrictive legends required by the Shareholders' Agreement, to the extent required therein.

                                  ARTICLE VII

               Warrant Exchangeable for Different Denominations.

     This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Class A Common. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

                                  ARTICLE VIII

                                   Exchange.

     In the event that it becomes unlawful or, in the reasonable judgment of any Registered Holder of this Warrant, unduly burdensome by reason of a change in legal or regulatory considerations or the interpretation thereof affecting the ability of financial institutions or their affiliates to hold equity securities, or any material change (including a reduction in the number of shares of Class A Common outstanding) in the capital structure of the Company, to hold any or all of the Warrant or Warrant Shares, the Registered Holder of this Warrant shall have the right to (to the extent permitted by applicable law and subject to any restrictions contained in (i) the Shareholders' Agreement or
(ii) the Credit Agreement dated as of December 21, 2000, among the Company, AMI Semiconductor, Inc., the Lenders named therein and Credit Suisse First Boston, as administrative agent and collateral agent, as amended, and as such agreement may be further amended, restated, supplemented, replaced, renewed, extended, or otherwise modified from time to time) require all or part of such Registered Holder's Warrant or Warrant Shares to be exchanged for nonvoting stock or similar interests that convey equivalent economic benefits to such Warrant or Warrant Shares and include, in the case of the Warrant, equivalent anti-dilution protection. Any such exchange shall occur as soon as practicable but in any event within sixty (60) days after written notice by the Registered Holder of this Warrant to the Company (or such earlier date if required to comply with applicable law).

                                   ARTICLE IX

                                  Replacement.

     Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

                                   ARTICLE X

                                    Notices.

     Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices, and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).


                                   ARTICLE XI

                             Amendment and Waiver.

     Except as otherwise provided herein, the provisions of the Warrant may be amended if and only if such amendment is in writing and signed by the Required Holders and by the Company, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company has obtained the prior written consent of the Required Holders.

                                  ARTICLE XII

                               Warrant Register.

     The Company shall remain at its principal executive offices books for the registration and the registration of transfer of the Warrant. The Company may deem and treat the Registered Holder as the absolute owner hereof
(notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                                  ARTICLE XIII

                              Fractions of Shares

     The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

                                  ARTICLE XIV

                      Descriptive Headings; Governing Law.

     The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR THE CONFLICTS OF LAWS OR RULES OF SUCH STATE.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer to be dated as of the date hereof.

                                        AMIS HOLDINGS, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Brent D. Jensen
                                             Title: Chief Financial Officer

Acknowledged and Agreed:

PURCHASER

Citigroup Venture Capital Equity Partners, L.P.

By:  CVC Partners LLC, as general partner

By:  Citigroup Venture Capital GP Holdings, Ltd., as managing member

By:
     -------------------------------
     Name:
     Title:

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer to be dated as of the date hereof.

                                        AMIS HOLDINGS, INC.

                                        By:
                                             ----------------------------
                                             Name:
                                             Title:


Acknowledged and Agreed:


PURCHASER

Citigroup Venture Capital Equity Partners, L.P.

By:  CVC Partners LLC, as general partner

By:  Citigroup Venture Capital GP Holdings, Ltd., as managing member

By:
     ----------------------------
     Name:
     Title:

                                                                       EXHIBIT I


                               EXERCISE AGREEMENT


To:                                          Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-_____), hereby agrees to subscribe for the purchase of ________ Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                        Signature
                                                  ------------------------------

                                        Address
                                                  ------------------------------

                                                                      EXHIBIT II

                                   ASSIGNMENT

          FOR VALUE RECEIVED,                                 hereby sells,
assigns and transfers all of the rights of the undersigned under the attached
Warrant (Certificate No. W-   ) with respect to the number of the Warrant Shares
covered thereby set forth below, unto:

Names of Assignee                       Address                       No. of Shares
-----------------                       -------                       -------------






Dated:                                  Signature ------------------------------

                                                  ------------------------------

                                        Witness   ------------------------------

                                                                     EXHIBIT III

                   FORM OF JOINDER TO SHAREHOLDERS' AGREEMENT

          This Joinder Agreement (this "Joinder Agreement") is made as of the date written below by the undersigned (the "Joining Party") in accordance with the Shareholders' Agreement dated as of December 21, 2000 (the "Shareholders' Agreement") among AMIS Holdings, Inc., FP-McCartney, L.L.C., TBW LLC and GA-TEK, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

          The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall hold Company Securities as a Permitted Transferee and shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: -------------------


                              [JOINING PARTY]

                              By:  -------------------------------
                                   Name:
                                   Title:

                              Address for Notices:

                                   -------------------------------

                                   -------------------------------

                                   -------------------------------

                                   -------------------------------


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